EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of BT Brands, Inc. (the “Company”) on Form 10-Q for the fiscal quarterly period ended June 28, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary Copperud, the Chief Executive Officer of the Company, certify, pursuant to 18 USC § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2026	/s/ Gary Copperud
Gary Copperud
Chief Executive Officer, Principal Executive Officer and Principal Financial Officer